UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 3, 2005

                                 REMEDENT, INC.
             (Exact name of registrant as specified in its charter)


            Nevada                     001-15975                 86-0837251
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  (State or other jurisdiction        (Commission             (I.R.S. Employer
       of incorporation)              File Number)           Identification No.)



                Xavier de Cocklaan 42, 9831, Deurle, Belgium n/a
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)


(Registrant's telephone number, including area code: 011-329-321-7080

                               REMEDENT USA, INC.
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 4a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
Exchange Act (17 CFR 240.13e-4(c))

Section 1- Registrant's Business and Operations
-----------------------------------------------

Item 1.01 Entry into a Material Definitive Agreement.


     On June 3, 2005, Remedent, Inc., formerly known as Remedent USA, Inc. (the "Company"), entered into an Exchange Agreement (the "Exchange Agreement") with Remedent N.V., a Belgian company and an entity in which the Company is a stockholder ("Remedent NV"); Lausha NV, a Belgian company that is controlled by Guy De Vreese who is Chairman of the Company ("Lausha"); and Robin List, a director and the Chief Executive Officer of the Company ("Mr. List"). Mr. List and Lausha are collectively referred to as the "Exchanging Stockholders."

     Prior to the exchange contemplated by the Exchange Agreement, the Company owned 2, 200 shares of Remedent NV representing a twenty-two percent (22%) ownership interest in Remedent NV and the Exchanging Stockholders collectively owned 7,800 shares of Remedent NV representing a seventy-eight percent (78%) ownership interest of Remedent NV. Under the terms of the Exchange Agreement, the Company agreed to issue 7,715,703 of its restricted common stock (representing a 78% ownership interest in the Company) giving effect to a one for twenty reverse stock split (the "Reverse Stock Split"), in exchange for all of the issued and outstanding shares of Remedent NV owned by the Exchanging Stockholders (the "Acquisition"). The Agreement contemplates that as a result of the Acquisition, Remedent NV will be a wholly owned subsidiary of the Company.

     A copy of the Exchange Agreement is attached hereto as Exhibit 10.1.

Section 2- Financial Information
--------------------------------

Item 2.01 Completion of Acquisition or Disposition of Assets.

     On June 3, 2005, the Company consummated the Acquisition of Remedent NV as contemplated by the Exchange Agreement. The Acquisition was effected pursuant to the terms of the Exchange Agreement. In connection with the Acquisition, the Company issued 7,715,703 post Reverse Stock Split shares of its restricted common stock to the Exchanging Stockholders in exchange for all of the issued and outstanding shares of Remedent NV owned by the Exchanging Stockholders. As a result of the Acquisition, Remedent NV is a wholly owned subsidiary of the Company.

     The number of shares as a percentage of the Company's outstanding shares, issued in consideration for the Acquisition of the seventy eight percent (78%) of the shares of Remedent NV was based on an evaluation by MDB Capital Group, LLC, a NASD registered broker dealer retained by the Company to render advice with regard to the Company's restructuring. MDB Capital Group, LLC concluded that the Company's twenty two percent (22%) interest in Remedent NV was the Company's only asset and therefore, as consideration for their seventy eighty percent (78%) interest in Remedent NV, the Exchanging Stockholders should receive an equal percentage ownership interest in the Company, therefore preserving the existing proportional indirect ownership interests in Remedent NV of both the Exchanging Stockholders and the existing Company stockholders.

     Moreover, since the Exchanging Stockholders are also officers and directors of the Company, or companies controlled by the Company's officers and directors, the Company has taken the position that it has always maintained control of Remedent NV, as defined by Accounting Research Bulletin 51 "Consolidated Financial Statements." According, the operations of Remedent NV have been included in the Company's consolidated financials statements since inception. Furthermore, since the Company's entire business operations during the fiscal year ended March 31, 2004, have been conducted through

Remedent NV, the Company's annual report on Form 10-KSB/A, filed with the Securities and Exchange Commission on February 8, 2005, contains disclosure on Remedent NV's business operations.

Section 5 - Corporate Governance and Management
-----------------------------------------------

Item 5.01 Changes in Control of Registrant.

     In connection with the Acquisition described in Sections 1.01 and 2.01 of this Current Report on Form 8-K, the Company exchanged a total of 7,715,703 shares of its post Reverse Stock Split common stock to the Exchanging Stockholders in exchange for the all of the issued and outstanding shares of Remedent NV owned by the Exchanging Stockholders. As a result of these issuances of common stock to the Exchanging Stockholders, Lausha directly owns 7,093,501 shares of restricted common stock of the Company representing approximately 71.27% of Company's common stock, and as since Lausha is controlled by Mr. De Vreese, he beneficially owns approximately 74.92% of the Company's common stock. In addition, Mr. List, an officer and director of the Company, beneficially owns 7.87% of the Company's common stock. Moreover, Lausha and Mr. List collectively own approximately 78% of the Company's common stock.

     The Acquisition was approved by the Company's stockholders. An Information Statement on Schedule 14C was filed with the Commission and delivered to the stockholders of the Company on May 9, 2005 in connection with the required stockholder's approval.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On June 3, 2005, the Company amended its Articles of Incorporation pursuant to the filing of the Amended and Restated Articles of Incorporation with the Nevada Secretary of State. The Amended and Restated Articles of Incorporation
(i) changed the name of the Company from "Remedent USA, Inc." to "Remedent, Inc." (ii) increased the number of authorized shares to 60,000,000 shares consisting of 50,000,000 shares of common stock and 10,000,000 shares of
Preferred Stock, and (iii) effected a 1 for 20 reverse stock split (collectively, the "Amendments"). The Amendments were disclosed in an Information Statement mailed on May 9, 2005 to all stockholders of record as of the close of business on February 1, 2005.

     A copy of the Amended and Restated Articles of Incorporation are attached as Exhibit 3(i).

     Additionally, effective on June 3, 2005, the Company adopted the Amended and Restated Bylaws pursuant to which a provision was adopted or changed to provide for twenty-four (24) hours prior notice for any special meeting of the Board.

     A copy of the Amended and Restated Bylaws are attached as Exhibit 3(ii).

Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01 Financial Statements and Exhibits.

     (a) The financial statements required by this item are not included with this initial report. The required financial statements will be filed by amendment as soon as practicable, but not later than 71 days after the date this Current Report on Form 8-K was required to be filed.

     (b) The pro forma financial statements required by this item are not included with this initial report. The required pro forma financial statements will be filed by amendment as soon as practicable, but not later than 71 days after the date this Current Report on Form 8-K was required to be filed.

     (c)  The  following exhibits are filed or furnished herewith:

              Exhibit No.         Exhibit Description
              -----------         -------------------

                 3(i)             Amended and Restated Articles of Incorporation
                 3(ii)            Amended and Restated Bylaws
                 10.1             Exchange Agreement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  June 8, 2005                    /s/ Robin List
                                       -------------------------------------
                                       Robin List,
                                       Chief Executive Officer